CIFG ALL WEATHER FUND

Class A shares: CAWAX

Class I shares: CAWIX

CIFG STRATEGIC OPPORTUNITY FUND

Class A shares: COPAX

Class I shares: COPIX

(each a series of Northern Lights Fund Trust)

Supplement dated January 6, 2011, to each Prospectus and Statement of Additional Information dated July 14, 2010.

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On, December 13, 2010, the Board of Trustees of Northern Lights Fund Trust approved changing the name of CIFG All Weather Fund and the name of CIFG Strategic Opportunity Fund.  As of the date of this Supplement, the name of the CIFG All Weather Fund has changed to the CIFG MaxBalancedSM Fund and the name of the CIFG Strategic Opportunity Fund has changed to the CIFG MaxOppSM Fund.  Consequently, all references to CIFG All Weather Fund and CIFG Strategic Opportunity Fund in the Funds’ Prospectus and Statement of Additional Information are deleted and replaced with CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund, respectively.

Additionally, the CIFG MaxBalancedSM Fund has adopted the following policies.  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  This 25% investment policy may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.  Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated July 14, 2010, and the Supplement to the Prospectus dated July 29, 2010, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-571-3713 or by visiting www.cifgfunds.com.

Please retain this Supplement for future reference.